Exhibit 99

CONTACT:	Thor Erickson – Investor Relations
(770) 989-3110

Laura Brightwell – Media Relations
(770) 989-3023

FOR IMMEDIATE RELEASE

COCA-COLA ENTERPRISES INC.

REPORTS FIRST-QUARTER 2009 RESULTS

•	CCE reports EPS of 20 cents, excluding the impact of restructuring costs and other items affecting comparability.

•	Key first quarter factors include improved North American operating trends and continued growth in Europe.

•

Despite first quarter growth, CCE expects challenging macroeconomic conditions to persist throughout 2009; continued improvements in North America and growth in Europe remain essential to full year success.

•

CCE now expects full-year 2009 diluted earnings per share in a range of $1.24 to $1.29 excluding items affecting comparability and including an estimated 20 cent negative impact from foreign currency translations.

ATLANTA, April 28, 2009 – Coca-Cola Enterprises (NYSE: CCE) today reported first-quarter 2009 net income of $61 million, or 13 cents per diluted share. After adjusting for items affecting comparability, including restructuring charges, net income totaled $97 million, or 20 cents per diluted share. The following table reconciles reported and comparable earnings per share:

	First Quarter
	2009	2008
Reported (GAAP)	$0.13	$0.02
Restructuring Charges	0.07	0.04
Debt Extinguishment Cost	0.01	—
Net Tax Items	(0.01)	0.02

Comparable Diluted Net Earnings Per Common Share (a)	$0.20	$0.08

(a)

This non-GAAP financial information is provided to allow investors to more clearly evaluate operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of ongoing results.

Key operating factors in first quarter results include significantly improved North American operating trends driven by strong revenue growth, and continued strong growth in Europe.

Total revenues for the quarter grew 3 percent after a negative currency impact of 8 percent. Consolidated comparable volume declined  1/2 percent and consolidated comparable operating income increased 47 percent or $92 million. Operating income grew $89 million in North America and $3 million in Europe, after a $40 million negative foreign currency impact. Comparable EPS results include a negative currency impact of approximately 4 cents. Pages 9 through 11 of this release provide a reconciliation of reported and comparable operating results.

“Our first quarter results demonstrate the importance of our work to maximize the value of our brands through diligent revenue management, to improve customer service and to closely manage costs,” said John F. Brock, chairman and chief executive officer. “We remain cautious about the rest of the year, however, as the first quarter is our smallest reporting period and general economic conditions remain challenging, both in North America and Europe.

“To achieve continued success in the face of this difficult operating environment, we must continue to capture the value of our brands for our customers, consumers, and shareowners with strong marketplace execution, and the full benefits of our efficiency and operating programs,” Mr. Brock said. “We have revised full year guidance to reflect our strong first quarter results, confidence in our business initiatives, and the current economic environment.”

In the first quarter, North American operating income improved with comparable bottle and can volume down 3 percent, net pricing per case up 10 percent, and cost of sales per case up 10 percent. Volume results include solid growth for Coca-Cola Zero and the addition of Powerade Zero and Monster Energy drinks. Growth in net pricing per case and cost of sales per case include the increased sales of purchased finished goods. Both are comparable and exclude the effects of currency translation.

Europe achieved volume growth of 5 1/2 percent, successfully lapping strong volume growth of 7 percent from the same quarter a year ago and reflecting solid growth in both sparkling and still beverages. On a comparable and currency neutral basis, net pricing per case grew 2 1/2 percent, and cost of sales per case increased 1 percent.

2009 OUTLOOK

The company today revised its guidance for 2009. On a comparable and currency-neutral basis, consolidated financial results for 2009 will reflect mid single-digit operating income growth. Diluted EPS is expected to be in a range of $1.24 to $1.29 excluding items affecting comparability and including an estimated 20 cent negative impact from foreign currency translations at current rates. The company also expects strong free cash flow of approximately $600 million including an additional $100 million in increased pension contributions, and capital expenditures of approximately $900 million. Free cash flow will continue to be used primarily for debt reduction. The effective tax rate for 2009 is expected to be 26 percent to 28 percent.

In North America, the company expects full-year 2009 revenue to increase in a low to mid single-digit range. Volume will decline and cost of goods per case is expected to increase in a high single-digit range, reflecting increased commodities cost and the mix impact of increased sales of purchased finished goods. North American operating income will increase in a low to mid single-digit range.

European revenue will grow in a mid single-digit range. Volume will grow in a low single-digit range and cost of goods per case is expected to increase in a low single-digit range, reflecting a continued moderate commodity cost environment. Operating income will grow in a mid to high single-digit range.

CONFERENCE CALL

CCE will host a conference call with investors and analysts today at 10 a.m. ET. The call can be accessed through our website at www.cokecce.com.

Coca-Cola Enterprises Inc. is the world’s largest marketer, distributor, and producer of bottle and can liquid nonalcoholic refreshment. CCE sells approximately 80 percent of The Coca-Cola Company’s bottle and can volume in North America and is the sole licensed bottler for products of The Coca-Cola Company in Belgium, continental France, Great Britain, Luxembourg, Monaco, and the Netherlands. For more information about our company, please visit our website at www.cokecce.com.

FORWARD-LOOKING STATEMENTS

Included in this news release are forward-looking management comments and other statements that reflect management’s current outlook for future periods. As always, these expectations are based on currently available competitive, financial, and economic data along with our current operating plans and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. The forward-looking statements in this news release should be read in conjunction with the risks and uncertainties discussed in our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K and subsequent SEC filings.

# # #

COCA-COLA ENTERPRISES INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited; In Millions, Except Per Share Data)

	First Quarter
	2009(a)	2008(b)	Change
Net Operating Revenues	$5,050	$4,892	3%

Cost of Sales	3,173	3,108	2%

Gross Profit	1,877	1,784	5%

Selling, Delivery, and Administrative Expenses	1,636	1,621	1%

Operating Income	241	163

Interest Expense, Net	156	142

Other Nonoperating Income (Expense), Net	1	(1)

Income Before Income Taxes	86	20

Income Tax Expense	25	12

Net Income	$61	$8

Basic Weighted Average Common Shares Outstanding	486	485

Basic Net Earnings Per Common Share(c)	$0.13	$0.02

Diluted Weighted Average Common Shares Outstanding	488	493

Diluted Net Earnings Per Common Share(c)	$0.13	$0.02

(a)	First-quarter 2009 net income includes net unfavorable items totaling $36 million, or 7 cents per diluted common share. See page 9 of this earnings release for a list of these items.
(b)	First-quarter 2008 net income includes net unfavorable items totaling $30 million, or 6 cents per diluted common share. See page 9 of this earnings release for a list of these items.
(c)	Per share data calculated prior to rounding to millions.

COCA-COLA ENTERPRISES INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Millions)

	April 3, 2009	December 31, 2008
ASSETS
Current:
Cash and cash equivalents	$498	$722
Trade accounts receivable, net	2,301	2,154
Amounts receivable from The Coca-Cola Company	134	154
Inventories	1,056	901
Current deferred income tax assets	129	244
Prepaid expenses and other current assets	385	408

Total Current Assets	4,503	4,583
Property, plant, and equipment, net	6,079	6,243
Goodwill	604	604
Franchise license intangible assets, net	3,231	3,234
Other noncurrent assets, net	1,069	925

Total Assets	$15,486	$15,589

LIABILITIES AND EQUITY (DEFICIT)
Current:
Accounts payable and accrued expenses	$2,849	$2,907
Amounts payable to The Coca-Cola Company	440	339
Deferred cash receipts from The Coca-Cola Company	49	46
Current portion of debt	989	1,782

Total Current Liabilities	4,327	5,074
Debt, less current portion	8,012	7,247
Other long-term obligations	1,984	2,115
Deferred cash receipts from The Coca-Cola Company, less current	66	76
Noncurrent deferred income tax liabilities	1,082	1,086
Shareowners’ Deficit	(9)	(31)
Noncontrolling Interest	24	22

Total Liabilities and Equity (Deficit)	$15,486	$15,589

COCA-COLA ENTERPRISES INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In Millions)

	First Quarter
	2009	2008
Cash Flows From Operating Activities
Net income	$61	$8
Adjustments to reconcile net income to net cash derived from (used in) operating activities:
Depreciation and amortization	254	256
Share-based compensation expense	14	14
Deferred funding income from The Coca-Cola Company, net of cash received	(7)	(14)
Pension and other postretirement expense less than contributions	(80)	(52)
Net changes in assets and liabilities, net of acquisition amounts	(135)	(279)

Net cash derived from (used in) operating activities	107	(67)

Cash Flows From Investing Activities
Capital asset investments	(190)	(233)
Capital asset disposals	1	3
Acquisition of distribution rights	(71)	—
Other investing activities	1	(5)

Net cash used in investing activities	(259)	(235)

Cash Flows From Financing Activities
(Decrease) increase in commercial paper, net	(174)	498
Issuances of debt	772	45
Payments on debt	(633)	(336)
Dividend payments on common stock	(34)	(34)
Exercise of employee share options	—	14
Other financing activities	—	1

Net cash (used in) derived from financing activities	(69)	188

Net effect of exchange rate changes on cash and cash equivalents	(3)	—

Net Change In Cash and Cash Equivalents	(224)	(114)
Cash and Cash Equivalents at Beginning of Period	722	223

Cash and Cash Equivalents at End of Period	$498	$109

COCA-COLA ENTERPRISES INC.

RECONCILIATION OF GAAP TO NON-GAAP

(Unaudited; In millions, except per share data which is calculated prior to rounding)

Reconciliation of Income(a)	First-Quarter 2009
		Items Impacting Comparability
	Reported (GAAP)	Restructuring Charges	Debt Extinguishment Cost	Net Tax Items	Comparable (non- GAAP)
Net Operating Revenues	$5,050	$—	$—	$—	$5,050
Cost of Sales	3,173	—	—	—	3,173

Gross Profit	1,877	—	—	—	1,877
Selling, Delivery, and Administrative Expenses	1,636	(45)	—	—	1,591

Operating Income	241	45	—	—	286
Interest Expense, Net	156	—	(9)	—	147
Other Nonoperating Income, Net	1	—	—	—	1

Income Before Income Taxes	86	45	9	—	140
Income Tax Expense	25	12	3	3	43

Net Income	$61	$33	$6	$(3)	$97

Diluted Net Earnings Per Common Share	$0.13	$0.07	$0.01	$(0.01)	$0.20

Reconciliation of Income(a)	First-Quarter 2008
		Items Impacting Comparability
	Reported (GAAP)	Restructuring Charges	Debt Extinguishment Cost	Net Tax Items	Comparable (non- GAAP)
Net Operating Revenues	$4,892	$—	$—	$—	$4,892
Cost of Sales	3,108	—	—	—	3,108

Gross Profit	1,784	—	—	—	1,784
Selling, Delivery, and Administrative Expenses	1,621	(31)	—	—	1,590

Operating Income	163	31	—	—	194
Interest Expense, Net	142	—	—	—	142
Other Nonoperating Expense, Net	1	—	—	—	1

Income Before Income Taxes	20	31	—	—	51
Income Tax Expense	12	9	—	(8)	13

Net Income	$8	$22	$—	$8	$38

Diluted Net Earnings Per Common Share	$0.02	$0.04	$—	$0.02	$0.08

(a)	These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of our ongoing results.

COCA-COLA ENTERPRISES INC.

RECONCILIATION OF GAAP TO NON-GAAP

(Unaudited; In millions, except per share data which is calculated prior to rounding)

	First-Quarter 2009
	Items Impacting Comparability
Reconciliation of Segment Income(a)	Reported (GAAP)	Restructuring Charges	Comparable (non-GAAP)
North America	$204	$17	$221
Europe	175	1	176
Corporate	(138)	27	(111)

Operating Income	$241	$45	$286

	First-Quarter 2008
	Items Impacting Comparability
Reconciliation of Segment Income(a)	Reported (GAAP)	Restructuring Charges	Comparable (non-GAAP)
North America	$106	$26	$132
Europe	171	2	173
Corporate	(114)	3	(111)

Operating Income	$163	$31	$194

	First Quarter
Segment Revenue	2009	2008
North America	$3,655	$3,353
Europe	1,395	1,539

Net Operating Revenues	$5,050	$4,892

(a)	These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of our ongoing results.

COCA-COLA ENTERPRISES INC.

RECONCILIATION OF NON-GAAP MEASURES

	First Quarter 2009 Change Versus First Quarter 2008
	North America	Europe	Consolidated
Net Revenues Per Case
Change in Net Revenues per Case	8.0%	(17.5)%	0.0%
Impact of Excluding Post Mix, Non-Trade, and Other	0.5%	1.0%	1.0%

Bottle and Can Net Pricing Per Case(a)	8.5%	(16.5)%	1.0%
Impact of Currency Exchange Rate Changes	1.5%	19.0%	7.0%

Currency-Neutral Bottle and Can Net Pricing per Case(b)	10.0%	2.5%	8.0%

Cost of Sales Per Case
Change in Cost of Sales per Case	7.0%	(18.5)%	(1.0)%
Impact of Excluding Post Mix, Non-Trade, and Other	1.0%	0.5%	1.0%

Bottle and Can Cost of Sales Per Case(c)	8.0%	(18.0)%	0.0%
Impact of Currency Exchange Rate Changes	2.0%	19.0%	7.5%

Currency-Neutral Bottle and Can Cost of Sales per Case(b)	10.0%	1.0%	7.5%

Physical Case Bottle and Can Volume
Change in Volume	1.0%	9.5%	3.5%
Impact of Selling Day Shift	(4.0)%	(4.0)%	(4.0)%

Comparable Bottle and Can Volume(d)	(3.0)%	5.5%	(0.5)%

	First Quarter		Full-Year 2009 Forecast
Reconciliation of Free Cash Flow (e)	2009	2008
Net Cash From Operating Activities	$107	$(67)	$1,500
Less: Capital Asset Investments	(190)	(233)	(900)
Add: Capital Asset Disposals	1	3	—

Free Cash Flow	$(82)	$(297)	$600

	April 3,	December 31,
Reconciliation of Net Debt (f)	2009	2008
Current Portion of Debt	$989	$1,782
Debt, Less Current Portion	8,012	7,247
Less: Cash and Cash Equivalents	(498)	(722)

Net Debt	$8,503	$8,307

Items Impacting Diluted Earnings Per Common Share		Full-Year 2009
Restructuring Charges (estimate)		$0.08 to 0.10
Debt Extinguishment Costs		0.01
Net Tax Items		(0.01)

Total Items Impacting Diluted Earnings Per Share	$0.08 to 0.10

(a)

The non-GAAP financial measure “Bottle and Can Net Pricing per Case” is used to more clearly evaluate bottle and can pricing trends in the marketplace. The measure excludes the impact of fountain gallon volume and other items that are not directly associated with bottle and can pricing in the retail environment. Our bottle and can sales accounted for approximately 91 percent of our net revenue during the first quarter of 2009.

(b)

The non-GAAP financial measures “Currency-Neutral Bottle and Can Net Pricing per Case” and “Currency-Neutral Bottle and Can Cost of Sales per Case” are used to separate the impact of currency exchange rate changes on our operations.

(c)

The non-GAAP financial measure “Bottle and Can Cost of Sales per Case” is used to more clearly evaluate cost trends for bottle and can products. The measure excludes the impact of fountain ingredient costs, and allows investors to gain an understanding of the change in bottle and can ingredient and packaging costs.

(d)

“Comparable Bottle and Can Volume” excludes the impact of changes in the number of selling days between periods. The measure is used to analyze the performance of our business on a constant period basis. There were three additional selling days in the first quarter of 2009 versus the first quarter of 2008.

(e)	The non-GAAP measure “Free Cash Flow” is provided to focus management and investors on the cash available for debt reduction, dividend distributions, share repurchase, and acquisition opportunities.
(f)	The non-GAAP measure “Net Debt” is used to more clearly evaluate our capital structure and leverage.